ENSERVCO


HEAT WAVES
HOT OIL SERVICE




HEAT WAVES

November 2018

ENSV
LISTED
NYSE AMERICAN

ENSERVCO

Cautionary Statement on Forward-looking Information

This presentation contains, and related discussions may contain, "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this presentation and related discussions, other than statements of historical facts, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of ENSERVCO Corporation's ("ENSERVCO" or the "Company") business plans and strategies. You can identify forward-looking statements by the use of words such as "may," "might," "will," "should," "could," "would," "expect," "plan," "anticipate," "believe," "estimate," "project," "predict," "intend," "future," "potential," "suggest," "target," "forecast," "continue" and other similar expressions. Forward-looking statements are not historical facts and are based upon management's current expectations, beliefs, estimates and projections, and various assumptions, many of which are inherently uncertain and beyond the Company's control. Such expectations, beliefs, estimates and projections are expressed in good faith and management believes there is a reasonable basis for them. However, there can be no assurance that management's expectations, beliefs, estimates and projections will be achieved and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the forward-looking statements, including risks included or incorporated by reference in the Company's latest Annual Report on Form 10-K and other filings that have been filed with the U.S. Securities and Exchange Commission (the "SEC"). Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, subsequent events or circumstances or other changes affecting forward-looking information except to the extent required by applicable securities laws. Certain information in this presentation is based upon management forecasts and reflects prevailing conditions and management's views as of the date hereof, all of which are subject to change.

This presentation includes certain non-GAAP financial measures. Non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company's financial results. These measures should not be considered in isolation or as an alternative to GAAP measures. You should be aware that the Company's presentation of these measures may not be comparable to similarly-titled measures used by other companies. For how we define such non-GAAP financial measures, as well as for reconciliations to GAAP measures, please refer to the "Management's Discussion and Analysis of Financial Condition and Results of Operations" section in the Company's most recent Annual Report.

You should read the documents the Company has filed with the SEC for more complete information about the Company. You may obtain these documents for free by visiting the SEC's Edgar portal at http://www.sec.gov/edgar/searchedgar/companysearch.html

Company at a Glance

ENSERVCO

ENSERVCO is a leading provider of well enhancement and water transfer services to domestic onshore conventional and unconventional oil and gas customers

Primary Operating Subsidiaries

	HEAT WAVES Hot Oil Service, LLC	ADLER	HEATWAVES Water Management, LLC
Primary Services	▪ Frac water heating ▪ Hot oiling ▪ Acidizing ▪ Pressure testing	▪ Frac water heating ▪ Hot oiling ▪ Pressure testing	▪ Water transfer
Service Areas	▪ Colorado, Montana, New Mexico, North Dakota, Ohio, Oklahoma, Pennsylvania, Texas, West Virginia, Wyoming	▪ Colorado, New Mexico, North Dakota, Montana, Utah, Ohio	▪ Colorado, New Mexico, North Dakota, Montana, Wyoming, Oklahoma, Texas

ADLER

NOTE TO INVESTORS: On October 26, 2018, ENSERVCO acquired Adler Hot Oil Service, LLC, a private company.

The next slide in this presentation provides an overview of Adler and the transaction.

Certain slides in the balance of the presentation have been adjusted to reflect the addition of Adler equipment, facilities, customers and technology.


KENWORTH
26
ADLER








ADLER

ADLER

ENSERVCO

Transaction Summary

- $12.5 million total cash consideration
  - $3.7M at closing
  - $2.0M debt payoff at closing
  - $4.8M seller's note due 3/31/19
  - $1.0M indemnity holdback
  - $1.0M potential 2019 earn-out

Assets and Geographies

- 28 Frac water heating units
- 16 Hot oil units
- IP portfolio includes patented OmniHeat™ True Dual Fuel System
- 62% of 2017 revenue in Bakken
- 34% of 2017 revenue in DJ Basin

Highlights

- Accretive to earnings, improves debt to EBITDA ratio on pro forma basis
- 63 blue chip customers
- Minimal overlap in customer concentration
- Creates service bundling opportunities
- Creates dominant player across key basins
- Strong sales/field teams, safety record
- Valuable IP portfolio

Profitable, growing business


2017
Revenue
(In $ Millions)
EBITDA
$12.1
$17.0
+41%
'16
'17
$0.9
$2.8
+197%
'16
'17

Experienced Leadership Team

ENSERVCO

Ian Dickinson *Chief Executive Officer*	Dustin Bradford *Chief Financial Officer*	Kevin C. Kersting *Chief Operating Officer*
▪ Joined the Company in 2017 with more than 20 years of senior executive experience with public and private companies ▪ Background in private equity, oilfield equipment, M&A, finance ▪ Extensive experience in energy sector; former CEO of Premier Oilfield Equipment ▪ Strong relationships with oil and gas E&Ps throughout the U.S.	▪ Joined the Company in 2017 ▪ Seasoned CPA and financial executive ▪ Background includes financial management, corporate auditing, strategic planning, public company financing, and SEC reporting ▪ Most recently Chief Accounting Officer and Controller of ENSERVCO	▪ Joined the Company in 2018 ▪ Former President and COO of CAP Logistics ▪ Strong track record of building and integrating multi-location teams and optimizing operations ▪ Background in fleet logistics, ERP systems, data analytics, sales and team building ▪ Spearheaded steady revenue and profit growth at CAP

Notable Events in Company History

ENSERVCO

2018
- Acquired Adler Hot Oil Service, LLC
- Named Oilfield Services Company of the Year

2017
- New CEO hired
- New $30 million credit facility signed with East West Bank
- Water Management revenues begin to ramp
- Expansion into Austin Chalk formation

2016
- Named 2016 Oilfield Services Company of the Year for Texas Region
- Launched Heat Waves Water Management Division

2015
- Completion of fleet expansion: fleet size and revenue capacity doubles
- Expansion into Eagle Ford Basin in Texas

2014
- Record revenue of $56.6M and adjusted EBITDA of $11.5M
- $16 million Capex program facilitating major expansion of service fleet
- $3.7 million asset acquisition expands fleet & footprint into northern Bakken Shale
- Commercializes LNG, CNG and well-gas fueling options for frac water heating units
- Named Rocky Mountain Region's Service Company of the Year for 2013

2013
- Service territory expanded into Wyoming's Jonah Field, Powder River & Green River Basins

2012
- Service territory expanded into Utica Shale and Mississippi Lime regions

2011
- Opens major operation centers in southern Bakken Shale and Niobrara Shale fields

2010
- Became publicly traded company
- Commenced operations in Marcellus Shale region

2006
- Acquired Heat Waves Hot Oil Service

Service Line: Hot Oiling

ENSERVCO

Service Overview

- Heating and circulating oil down a well bore or transfer line to dissolve and dislodge paraffin and other hydrocarbon deposits to maintain or increase production
- Used to melt ice and/or eliminate water and other soluble waste within oil storage tanks; helps maximize operator's revenue at the refinery
- Recurring, maintenance-related service performed throughout the life of a well
- ENSERVCO's hot oilers are capable of generating up to 12 million BTUs, and are also used in pressure testing applications

Key Highlights

- 27% of 2017 revenue for ENSERVCO
- 16% of 2017 revenue for Adler
- 57 hot oil trucks ENSERVCO
- 16 hot oil trucks Adler
- 11 locations served



Service Line: Frac Water Heating

ENSERVCO

Service Overview

- Process of heating the water used to hydraulically fracture oil and natural gas wells
- Ensures fluid temperatures meet the requirements of the customer's frac design
- Half of ENSERVCO's burner boxes are bi-fuel and can be fueled with propane, liquefied natural gas, compressed natural gas, or dry well gas
- OmniHeat™ technology allows units to burn any kind of natural gas
- Bi-fuel capability is a competitive advantage, offering customers a "green" alternative and lower operating costs
- Trucks come configured as single burners (bobtail), double burners, and mega heaters

Key Highlights

- 45% of 2017 revenue for ENSERVCO
- 80% of 2017 revenue for Adler
- 52 frac water heating units
- 8 locations served
- Single burner: 25M BTU
- Double burner and mega heaters: 50M BTU


HEAT WAVES

(1) Mega Frac Water Heaters and Double Burners have twice the heating and revenue capacity of a standard heating unit, and therefore are counted as two units.

Service Line: Acidizing

ENSERVCO

Service Overview	Key Highlights

Service Overview

- Involves pumping specially formulated acids and/or chemicals into a well to dissolve materials blocking the flow of oil or natural gas
- Used for increasing permeability throughout the formation, cleaning formation damage near the wellbore and removing the buildup of materials restricting the flow in the formation
- Recurring, maintenance-related service, and can be performed throughout the life of a producing well

Key Highlights

- 9% of 2017 revenue (ENSERVCO only)
- 7 acid transports
- 7 locations served



Service Line: Water Transfer

Service Overview	Key Highlights
▪ Provides safe, uninterrupted water flow for hydraulic fracturing ▪ Experienced team of safety-minded operators to ensure the highest service quality ▪ 12", 10" and 8" no-leak, lay-flat hose and aluminum pipe ▪ High capacity with rapid deployment systems ▪ Pump rates up to 120 BPM	▪ 5% of 2017 revenue (ENSERVCO only) ▪ 17 miles of assets ▪ 3 locations served







(1) i.e. have enough equipment to man 8+ water transfer crews assuming an average 2 mile push.

Key Stock Data

ENSERVCO

Stock Data

NYSE American	ENSV
52-week range*	$0.55 - $1.50
Recent price*	$.66
Avg. volume (3 mo.)*	121,700
Shares – outstanding	54.3 M
Market cap*	$36.1 M
Fiscal year end	December 31

*Recent price, volume and market cap data as of November 14, 2018, and subject to change.

2-Year Stock Price



ENSV Daily
11/14/18
1.50
1.25
1.00
0.75
0.50
0.25
0.00
Volume
©BigCharts.com
3
2
1
0
Millions
D 17 F M A M J J A S O N D 18 F M A M J J A S O N

Research Coverage

Euro Pacific Capital – Bhakti Pavani
Ascendiant Capital – Edward Woo

Investment Highlights

ENSERVCO

ENSERVCO is uniquely positioned to take advantage of the increased industry activity to generate significant shareholder returns

- Revenue and profit growth momentum driven by improved efficiencies, higher commodity prices and increased activity
- Acquisition of primary competitor consolidated position in frac water heating and hot oiling in prolific Bakken and DJ Basin
- Restructured 3 year debt facility provides improved terms and increased liquidity
- National footprint provides access to most major basins and broad customer base
- Long-standing relationships and MSAs with blue chip customers
- Revenue mix balances production and completion related services – lessens impact of commodity price fluctuations
- The earnings capacity of the business has more than doubled (vs peak performance in 2014) via an expanded state-of-the-art fleet
- New management team and addition of a regional business development team

Core Objectives

+Grow | +Optimize | +Cashflow | +Safety

Company Driver:

Increase shareholder value by increasing equipment utilization and unit level profitability across all service lines

2018/19 Corporate Objectives:

- Increase fleet utilization to realize the earning capacity of the business
- Optimize equipment deployment to enhance unit level profitability
- Increase revenue per customer via geographic and service line expansion
- De-lever business to enhance earnings and strengthen balance sheet
- Pursue accretive M&A opportunities
- Remain focused on creating a safe and rewarding environment for our team members and stakeholders

2018 Nine-Month YTD Financial Highlights

ENSERVCO

(In Millions) ENSERVCO only. Adler revenue and EBITDA will be incorporated into future presentations.

Revenue



$26.6
$34.4
2017
2018

Adjusted EBITDA



$1.0
$2.3
2017
2018

- Revenue +29% YOY
- Adjusted EBITDA +138% YOY
- $5.7 million in cash generated from operations YTD
- Momentum expected to continue through year end

2017 Full Year Financial Highlights

(In Millions) ENSERVCO only. Adler revenue and EBITDA will be incorporated into future presentations.


Revenue
$24.6
$40.8
2016
2017


Adjusted EBITDA
($3.3)
$3.4
2016
2017

- Revenue and profit growth momentum based on improved efficiencies, higher commodity prices and increased activity
- Restructured 3 year debt facility provides improved terms and increased liquidity
  - Lower cost of capital
  - Improved liquidity and working capital position
  - Strengthened balance sheet

National Footprint



Heat Waves locations
Adler Hot Oil locations
Headquarters – Denver, CO
MONTANA
BIGHORN
POWDER RIVER
GREATER
DENVER
UINTA
PICEANCE
PARADOX
SAN JUAN
RATON
Denver, CO Headquarters
ANADARKO
PALO DURO
PERMIAN
FORT WORTH
FOREST CITY
ARKOMA
TX-LA-MS SALT
WESTERN GULF
ILLINOIS
MICHIGAN
APPALACHIAN
BLACK WARRIOR
Major US Operations
Major Oil & Gas Basins

Customers

ENSERVCO

ENSERVCO has long-standing relationships and MSAs with blue chip customers

Currently serve 360+ customers, 145+ under Master Service Agreements

Merit Energy Company
Whiting
Bill Barrett Corporation
bp
ConocoPhillips
eog resources
WPX Energy
Extraction Oil & Gas
Hess
Gulfport Energy Corporation
Antero Resources
Anadarko Petroleum Corporation
Wold Oil Properties, Inc.
Crestone Peak Resources
noble energy
EQT
LINN Energy
Chesapeake Energy
XTO Energy
PDC Energy



MONTANA
WILLISTON
BIGHORN
POWDER RIVER
GREATER GREEN RIVER
UINTA PICEANCE
DENVER JULESBURG
PARADOX
SAN JUAN
RATON
Denver, CO Headquarters
FOREST CITY
MICHIGAN
ILLINOIS
APPALACHIAN
ANADARKO
ARKOMA
PALO DURO
PERMIAN
FORT WORTH
TX-LA-MS SALT
BLACK WARRIOR
WESTERN GULF
Major US Operations
Major Oil & Gas Basins

Chaparral Energy
Sanchez Oil & Gas Corporation
Continental Resources
Marathon Oil
Apache
EnCana
EP Energy
Newfield
Murphy Oil Corporation

Enhanced Fleet Assets

ENSERVCO

Revenue capacity has more than doubled since 2014 due to fleet investments in fleet expansion, addition of the Water Transfer service line and the acquisition of Adler Hot Oil Service

Includes impact from acquisition of Adler Hot Oil Services


Unit Count
90
80
70
60
50
40
30
20
10
0
4
7
0
17
31
73
34
80
65
67
Acidizing
Water Transfer (miles)
Hot Oiling
Frac Heating
Water Hauling
2014
Present

Diversified Platform Positioned for Growth

ENSERVCO

← One-time, drill/completion-dependent → ← Recurring services critical to maintenance and ongoing operations →



Frac Water Heating



Water Transfer



Hot Oiling



Acidizing



Water Hauling

Fiscal 2014


15%
5%
24%
56%

Fiscal 2017


Construction & Other
4%
4%
6%
6%
24%
56%

- 2017 delivered greater diversification and mix of services
- Year-round Water Transfer service growing rapidly

Includes impact from acquisition of Adler Hot Oil Services

Summary Highlights

Management is focused on maximizing shareholder returns through focused execution and disciplined financial management

Highlights:

- Solid revenue and profit growth momentum
- Significant revenue and profit upside with current fleet and minimal CapEx
- Executing on plan to achieve full utilization and increase unit level profitability
- Competitive advantages: diverse services mix, blue chip customers, national footprint
- Debt pay-down strategy designed to increase cash flows, strengthen balance sheet
- Accretive M&A potential to add to and/or expand current service lines

ENSV Shareholder Overview

ENSERVCO

ENSERVCO's institutional shareholder count grew from 1 at January 1, 2014, to 30 at September 30, 2018.

ENSERVCO's top institutional shareholders.

Institution	Shares Held
Cross River Capital Management	10,680,090
AWM Investment	4,053,300
Hunter Associates	2,700,000
Granahan Investment Management	1,636,087
Vanguard Group	709,389
Bridgeway Capital	496,100
Perkins Capital Management	427,500
Renaissance Technologies	274,200
BlackRock Institutional Trust	272,774
Deutsche Asset Management	217,203
Geode Capital Management	98,285
Acadian Asset Management	90,965
PanAgora	88,300
Northern Trust	52,297
SRS Capital	54,000
William Blair & Company	37,500
Creative Planning	25,000
Macquarie Funds Management	20,800

Reconciliation of Non-GAAP Measures

ENSERVCO

Adjusted EBITDA Reconciliation (In thousands)

ENSERVCO only. Adler contribution will be included in future presentations.

EBITDA	Q3 2018	Q3 2017	9-Months 2018	9-Months 2017
Net Income (loss)	$ (4,108)	$ (2,509)	$ (5,349)	$ (4,986)
Add Back (Deduct)				
Interest Expense	471	471	1,482	1,809
Provision for income taxes (benefit) expense	-	-	32	(2,407)
Depreciation and amortization	1,483	1,483	4,669	4,869
EBITDA*	(2,154)	(2,154)	834	(715)
Add Back (Deduct)				
Stock-based compensation	103	103	291	572
Patent litigation and defense expenses	-	-	77	96
Severance and transition costs	2	2	633	784
Gain on disposal of equipment	-	-	(53)	-
Acquisition related expenses	38	38	38	-
Other (income) expense	(38)	(38)	467	222
Adjusted EBITDA*	$ (2,049)	$ (2,049)	$ 2,287	$ 959

* As used herein, Adjusted EBITDA is calculated as net income attributable to Enservco before interest, income taxes, depreciation, amortization and further excludes non-cash compensation, impairments, gain (loss) on sale of assets, patent litigation and defense costs and income or loss on derivative contracts. Adjusted EBITDA should not be considered as an alternative to net income (as an indicator of operating performance) or as an alternative to cash flow (as a measure of liquidity or ability to service debt obligations) and is not in accordance with, nor superior to, generally accepted accounting principles, but provides additional information for evaluation of our operating performance.

ENSERVCO


HEAT WAVES
HOT OIL SERVICE




HEAT WAVES

Contacts:

Ian Dickinson
Chief Executive Officer
ENSERVCO Corporation
720-974-3419
idickinson@enservco.com

Dustin Bradford
Chief Financial Officer
ENSERVCO Corporation
720-974-3414
dbradford@enservco.com

Jay Pfeiffer
Pfeiffer High Investor Relations
303-880-9000
jay@pfeifferhigh.com